The Agreement between T. Rowe Price Associates, Inc. and
          T. Rowe Price Funds for Fund Accounting Services, dated January 1, 1996, as amended, should be inserted here.


























          PAGE 1
                                      AGREEMENT
                                       between
                            T. ROWE PRICE ASSOCIATES, INC.
                                         and
                               THE T. ROWE PRICE FUNDS
                                         for
                               FUND ACCOUNTING SERVICES







































          PAGE 2
                                  TABLE OF CONTENTS

                                                                      Page

          Article A  Terms of Appointment/Duties of Price
                     Associates   . . . . . . . . . . . . . . . . . .  1

          Article B  Fees and Out-of-Pocket Expenses  . . . . . . . .  2

          Article C  Representations and Warranties of Price
                     Associates   . . . . . . . . . . . . . . . . . .  3

          Article D  Representations and Warranties of the Fund   . .  3

          Article E  Ownership of Software and Related Material   . .  3

          Article F  Quality Service Standards  . . . . . . . . . . .  4

          Article G  Standard of Care/Indemnification   . . . . . . .  4

          Article H  Dual Interests   . . . . . . . . . . . . . . . .  5

          Article I  Documentation  . . . . . . . . . . . . . . . . .  5

          Article J  Recordkeeping/Confidentiality  . . . . . . . . .  5

          Article K  Compliance with Governmental Rules and
                     Regulations  . . . . . . . . . . . . . . . . . .  6

          Article L  Terms and Termination of Agreement   . . . . . .  6

          Article M  Notice   . . . . . . . . . . . . . . . . . . . .  6

          Article N  Assignment   . . . . . . . . . . . . . . . . . .  7

          Article O  Amendment/Interpretive Provisions  . . . . . . .  7

          Article P  Further Assurances   . . . . . . . . . . . . . .  7

          Article Q  Maryland Law to Apply  . . . . . . . . . . . . .  7

          Article R  Merger of Agreement  . . . . . . . . . . . . . .  7

          Article S  Counterparts   . . . . . . . . . . . . . . . . .  8

          Article T  The Parties  . . . . . . . . . . . . . . . . . .  8



















          PAGE 3
          Article U  Directors, Trustee and Shareholders and
                     Massachusetts Business Trust   . . . . . . . . .  8

          Article V  Captions   . . . . . . . . . . . . . . . . . . .  9

             AGREEMENT made as of the first day of January, 1996, by and between T. ROWE PRICE ASSOCIATES, INC., a Maryland corporation having its principal office and place of business at 100 East

          Pratt Street, Baltimore, Maryland 21202 ("Price Associates"), and

          each Fund which is listed on Appendix A (as such Appendix may be amended from time to time) and which evidences its agreement to be bound hereby by executing a copy of this Agreement (each such

          Fund individually hereinafter referred to as "the Fund", whose definition may be found in Article T);

             WHEREAS, Price Associates has the capability of providing the

          Funds with certain accounting services ("Accounting Services");

             WHEREAS, the Fund desires to appoint Price Associates to

          provide these Accounting Services and Price Associates desires to accept such appointment;

             WHEREAS, the Board of Directors of the Fund has authorized the Fund to utilize various pricing services for the purpose of providing to Price Associates securities prices for the

          calculation of the Fund's net asset value.

             NOW, THEREFORE, in consideration of the mutual covenants

          herein contained, the parties hereto agree as follows:

          A. Terms of Appointment/Duties of Price Associates

             Subject to the terms and conditions set forth in this

          Agreement, the Fund hereby employs and appoints Price Associates to provide, and Price Associates agrees to provide, the following

          Accounting Services:

             a.  Maintain for each Fund a daily trial balance, a general ledger, subsidiary records and capital stock accounts;
             b.  Maintain for each Fund an investment ledger, including amortized bond and foreign dollar denominated costs where

                 applicable;

             c.  Maintain for each Fund all records relating to the Fund's income and expenses;

             d.  Provide for the daily valuation of each Fund's portfolio securities and the computation of each Fund's daily net asset value per share. Such daily valuations shall be made in accordance with the valuation policies established by each of the Fund's Board of Directors including, but

                 not limited to, the utilization of such pricing valuation

                 sources and/or pricing services as determined by the

                 Boards.  Price Associates shall have no liability for any

                 losses or damages incurred by the Fund as a result of erroneous portfolio security evaluations provided by such designated sources and/or pricing services; provided that,

                 Price Associates reasonably believes the prices are accurate, has adhered to its normal verification control procedures, and has otherwise met the standard of care as

                 set forth in Article G of this Agreement;

             e.  Provide daily cash flow and transaction status information to each Fund's adviser;

             f.  Prepare for each Fund such financial information that is reasonably necessary for shareholder reports, reports to the Board of Directors and to the officers of the Fund,

                 and reports to the Securities and Exchange Commission and

                 the Internal Revenue Service and other Federal and state

                 regulatory agencies;

             g.  Provide each Fund with such advice that may be reasonably necessary to properly account for all financial

                 transactions and to maintain the Fund's accounting procedures and records so as to insure compliance with generally accepted accounting and tax practices and rules;

             h.  Maintain for each Fund all records that may be reasonably required in connection with the audit performed by each

                 Fund's independent accountant, the Securities and Exchange

                 Commission, the Internal Revenue Service or such other Federal or state regulatory agencies; and

             i.  Cooperate with each Fund's independent public accountants and take all reasonable action in the performance of its obligations under the Agreement to assure that the necessary information is made available to such accountants for the expression of their opinion without

                 any qualification as to the scope of their examination

                 including, but not limited to, their opinion included in

                 each such Fund's annual report on Form N-SAR and annual

                 amendment to Form N-1A.

          B. Fees and Out-of-Pocket Expenses
             Each Fund shall pay to Price Associates for its Accounting

          Services hereunder, fees as set forth in the Schedule attached hereto.  In addition, each Fund will reimburse Price Associates for out-of-pocket expenses such as postage, printed forms, voice and data transmissions, record retention, disaster recovery,

          third party vendors, equipment leases and other similar items as may be agreed upon between Price Associates and the Fund. Some invoices will contain costs for both the Funds and other funds services by Price Associates.  In these cases, a reasonable allocation methodology will be used to allocate these costs to the Funds.

          C. Representations and Warrantees of Price Associates

             Price Associates represents and warrants to the Fund that:
             1.  It is a corporation duly organized and existing in good standing under the laws of Maryland.

             2.  It is duly qualified to carry on its business in Maryland.

             3. It is empowered under applicable laws and by its charter and By-Laws to enter into and perform this Agreement.

             4.  All requisite corporate proceedings have been taken to authorize it to enter into and perform this Agreement.

             5.  It has, and will continue to have, access to the necessary facilities, equipment and personnel to perform its duties and obligations under this Agreement.

          D. Representations and Warrantees of the Fund
             The Fund represents and warrants to Price Associates that:

             1.  It is a corporation or business trust, as the case may be,

          duly organized and existing and in good standing under the laws of Maryland or Massachusetts, as the case may be.

             2.  It is empowered under applicable laws and by its Articles of Incorporation or Declaration of Trust, as the case may be, and

          By-Laws have been taken to authorize it to enter into and perform this Agreement.

             3.  All proceedings required by said Articles of Incorporation or Declaration of Trust, as the case may be, and By-Laws have been taken to authorize it to enter into and perform this

          Agreement.

          E. Ownership of Software and Related Material
             All computer programs, magnetic tapes, written procedures,

          and similar items purchased and/or developed and used by Price

          Associates in performance of the Agreement shall be the property of Price Associates and will not become the property of the Funds.

          F. Quality Service Standards

             Price Associates and the Fund may, from time to time, agree to certain quality service standards, with respect to Price

          Associates' services hereunder.

          G. Standard of Care/Indemnification

          Notwithstanding anything to the contrary in this Agreement:

             1.   Price Associates shall not be liable to any Fund for any

          act or failure to act by it or its agents or subcontractors on behalf of the Fund in carrying or attempting to carry out the terms and provisions of the Agreement provided Price Associates has acted in good faith and without negligence or willful

          misconduct and selected and monitored the performance of its agents and subcontractors with reasonable care.

             2.  The Fund shall indemnify and hold Price Associates

          harmless from and against all losses, costs, damages, claims,

          actions, and expenses, including reasonable expenses for legal counsel, incurred by Price Associates resulting from:  (i) any action or omission by Price Associates or its agents or

          subcontractors in the performance of their duties hereunder; (ii) Price Associates acting upon instructions believed by it to have been executed by a duly authorized officer of the Fund; or (iii)

          Price Associates acting upon information provided by the Fund in form and under policies agreed to by Price Associates and the

          Fund.  Price Associates shall not be entitled to such

          indemnification in respect of actions or omissions constituting negligence or willful misconduct of Price Associates or where

          Price Associates has not exercised reasonable care in selecting or monitoring the performance of its agents or subcontractors.

             3. Price Associates shall indemnify and hold harmless the Fund from all losses, costs, damages, claims, actions and expenses, including reasonable expenses for legal counsel,

          incurred by the Fund resulting from the negligence or willful misconduct of Price Associates or which result from Price

          Associates' failure to exercise reasonable care in selecting or monitoring the performance of its agents or subcontractors.  The

          Fund shall not be entitled to such indemnification with respect to actions or omissions constituting negligence or willful misconduct of such Fund or its agents or subcontractors; unless such negligence or misconduct is attributable to Price

          Associates.    4.    In the event either party is unable to

          perform its obligations under the terms of this Agreement because of acts of God, strikes or other causes reasonably beyond its control, such party shall not be liable to the other party for any loss, cost, damage, claim, action or expense resulting from such failure to perform or otherwise from such causes.

             5. In order that the indemnification provisions contained in this Article F shall apply, upon the assertion of a claim for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion, and shall keep the other party advised with respect to all developments concerning such claim.  The party who may be required to indemnify shall have the option to participate with the party seeking indemnification in the defense of such claim, or to defend against said claim in its own name or in the name of the other party.  The party seeking

          indemnification shall in no case confess any claim or make any compromise in any case in which the other party may be required to indemnify it except with the other party's prior written consent.

             6. Neither party to this Agreement shall be liable to the other party for consequential damages under any provision of this

          Agreement.

          H. Dual Interests

             It is understood that some person or persons may be

          directors, officers, or shareholders of both the Fund and Price

          Associates (including Price Associates' affiliates), and that the existence of any such dual interest shall not affect the validity of this Agreement or of any transactions hereunder except as otherwise provided by a specific provision of applicable law.

          I. Documentation
             As requested by Price Associates, the Fund shall promptly

          furnish to Price Associates such documents as it may reasonably request and as are necessary for Price Associates to carry out its responsibilities hereunder.

          J. Recordkeeping/Confidentiality

             1.  Price Associates shall keep records relating to the

          services to be performed hereunder, in the form and manner as it may deem advisable, provided that Price Associates shall keep all records in such form and in such manner as required by applicable law, including the Investment Company Act of 1940 ("the Act") and the Securities Exchange Act of 1934 ("the '34 Act").

             2.  Price Associates and the Fund agree that all books,

          records, information and data pertaining to the business of the other party which are exchanged or received pursuant to the negotiation or the carrying out of this Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except:  (a) after prior notification to and approval in writing by the other party hereto, which approval shall not be unreasonably withheld and may not be withheld where Price

          Associates or Fund may be exposed to civil or criminal contempt proceedings for failure to comply; (b) when requested to divulge such information by duly constituted governmental authorities; or

          (c) after so requested by the other party hereto.

          K. Compliance With Governmental Rules and Regulations
             Except as otherwise provided in the Agreement and except for the accuracy of information furnished to the Funds by Price

          Associates, each Fund assumes full responsibility for the

          preparation, contents and distribution of its prospectuses, and for complying with all applicable requirements of the Act, the

          '34 Act, the Securities Act of 1933 (the "33 Act"), and any laws,

          rules and regulations of governmental authorities having jurisdiction over the Funds.

          L. Term and Termination of Agreement

             1.  This Agreement shall run for a period of one (1) year from the date first written above and will be renewed from year to year thereafter unless terminated by either party as provided hereunder.

             2.  This Agreement may be terminated by the Fund upon sixty
          (60) days' written notice to Price Associates; and by Price

          Associates, upon three hundred sixty-five (365) days' writing notice to the Fund.

             3.  Upon termination hereof, the Fund shall pay to Price

          Associates such compensation as may be due as of the date of such termination, and shall likewise reimburse for out-of-pocket expenses related to its services hereunder.

          M. Notice

             Any notice as required by this Agreement shall be

          sufficiently given (i) when sent to an authorized person of the other party at the address of such party set forth above or at such other address as such party may from time to time specify in writing to the other party; or (ii) as otherwise agreed upon by appropriate officers of the parties hereto.

          N. Assignment

             Neither this Agreement nor any rights or obligations

          hereunder may be assigned either voluntarily or involuntarily, by operation of law or otherwise, by either party without the prior written consent of the other party, provided this shall not preclude Price Associates from employing such agents and

          subcontractors as it deems appropriate to carry out its

          obligations set forth hereunder.

          O. Amendment/Interpretive Provisions

             The parties by mutual written agreement may amend this

          Agreement at any time.  In addition, in connection with the operation of this Agreement, Price Associates and the Fund may agree from time to time on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this

          Agreement.  Any such interpretive or additional provisions are to be signed by all parties and annexed hereto, but no such

          provision shall contravene any applicable Federal or state law or regulation and no such interpretive or additional provision shall be deemed to be an amendment of this Agreement.

          P. Further Assurances

             Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the

          purposes hereof.

          Q. Maryland Law to Apply

             This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of Maryland.

          R. Merger of Agreement

             This Agreement, including the attached Appendices and

          Schedules supersedes any prior agreement with respect to the subject hereof, whether oral or written.

          S. Counterparts

             This Agreement may be executed by the parties hereto on any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same

          instruments.

          T. The Parties

             All references herein to "the Fund" are to each of the Funds listed on Appendix A individually, as if this Agreement were between such individual Fund and Price Associates.  In the case of a series Fund or trust, all references to "the Fund" are to the individual series or portfolio of such Fund or trust, or to such Fund or trust on behalf of the individual series or

          portfolio, as appropriate.  The "Fund" also includes any T. Rowe

          Price Funds which may be established after the execution of this

          Agreement.  Any reference in this Agreement to "the parties"

          shall mean Price Associates and such other individual Fund as to which the matter pertains.

          U. Directors, Trustees and Shareholders and Massachusetts

          Business Trust

             It is understood and is expressly stipulated that neither the holders of shares in the Fund nor any Directors or Trustees of the Fund shall be personally liable hereunder.  With respect to any Fund which is a party to this Agreement and which is

          organized as a Massachusetts business trust, the term "Fund"

          means and refers to the trustees from time to time serving under the applicable trust agreement (Declaration of Trust) of such

          Trust as the same may be amended from time to time. It is expressly agreed that the obligations of any such Trust hereunder shall not be binding upon any of the trustees, shareholders,

          nominees, officers, agents or employees of the Trust, personally,

          but bind only the trust property of the Trust, as provided in the

          Declaration of Trust of the Trust.  The execution and delivery of this Agreement has been authorized by the trustees and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

          V. Captions

             The captions in the Agreement are included for convenience of reference only and in no way define or limit any of the

          provisions hereof or otherwise affect their construction or effect.

             IN WITNESS WHEREOF, the parties hereto have caused this

          Agreement to be executed in their names and on their behalf under their seals by and through their duly authorized officers.



























          PAGE 18
          DATED: ______________________     T. ROWE PRICE ASSOCIATES, INC.

          ATTEST:

          /s/Barbara A. Van Horn                /s/Alvin M. Younger, Jr.
          ______________________________    BY: __________________________
          Barbara A. Van Horn,                  Managing Director
          Assistant Secretary

























































          PAGE 19
                          T. ROWE PRICE BALANCED FUND, INC.

                          T. ROWE PRICE BLUE CHIP GROWTH FUND

                          T. ROWE PRICE CALIFORNIA TAX-FREE INCOME TRUST California Tax-Free Bond Fund
                          California Tax-Free Money Fund

                          T. ROWE PRICE CAPITAL APPRECIATION FUND

                          T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

                          T. ROWE PRICE CORPORATE INCOME FUND, INC.

                          T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

                          T. ROWE PRICE EQUITY INCOME FUND

                          T. ROWE PRICE EQUITY SERIES, INC.
                          T. Rowe Price Equity Income Portfolio
                          T. Rowe Price New America Growth Portfolio
                          T. Rowe Price personal Strategy Balanced
                          Portfolio

                          T. ROWE PRICE FIXED INCOME SERIES, INC.
                          T. Rowe Price Limited-Term Bond Portfolio

                          T. ROWE PRICE GNMA FUND

                          T. ROWE PRICE GROWTH & INCOME FUND, INC.

                          T. ROWE PRICE GROWTH STOCK FUND, INC.

                          T. ROWE PRICE HEALTH SCIENCES FUND, INC.

                          T. ROWE PRICE HIGH YIELD FUND, INC.

                          T. ROWE PRICE INDEX TRUST, INC.
                          T. Rowe Price Equity Index Fund

                          INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                          Foreign Equity Fund























          PAGE 20
                          T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                          T. Rowe Price International Bond Fund
                          T. Rowe Price International Discovery Fund
                          T. Rowe Price International Stock Fund
                          T. Rowe Price European Stock Fund
                          T. Rowe Price New Asia Fund
                          T. Rowe Price Global Government Bond Fund
                          T. Rowe Price Japan Fund
                          T. Rowe Price Short-Term Global Income Fund
                          T. Rowe Price Latin America Fund
                          T. Rowe Price Emerging Markets Bond Fund
                          T. Rowe Price Emerging Markets Stock Fund
                          T. Rowe Price Global Stock Fund

                          T. ROWE PRICE INTERNATIONAL SERIES, INC.
                          T. Rowe Price International Stock Portfolio

                          T. ROWE PRICE MID-CAP GROWTH FUND

                          T. ROWE PRICE NEW AMERICA GROWTH FUND

                          T. ROWE PRICE NEW ERA FUND, INC.

                          T. ROWE PRICE NEW HORIZONS FUNDS, INC.

                          T. ROWE PRICE NEW INCOME FUND, INC.

                          T. ROWE PRICE OTC FUND, INC. on behalf of the:
                          T. Rowe Price OTC Fund

                          T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                          T. Rowe Price Personal Strategy Balanced Fund
                          T. Rowe Price Personal Strategy Growth Fund
                          T. Rowe Price Personal Strategy Income Fund

                          T. ROWE PRICE PRIME RESERVE FUND, INC.

                          T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

                          T. ROWE PRICE SHORT-TERM BOND FUND, INC.

                          T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND,
                          INC.

                          T. ROWE PRICE SMALL-CAP VALUE FUND, INC.




















          PAGE 21

                          T. ROWE PRICE SPECTRUM FUND, INC.
                          Spectrum Growth Fund
                          Spectrum Income Fund

                          T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                          Maryland Tax-Free Bond Fund
                          Maryland Short-Term Tax-Free Bond Fund
                          New York Tax-Free Bond Fund
                          New York Tax-Free Money Fund
                          New Jersey Tax-Free Bond Fund
                          Virginia Tax-Free Bond Fund
                          Virginia Short-Term Tax-Free Bond Fund
                          Florida Insured Intermediate Tax-Free Fund
                          Georgia Tax-Free Bond Fund

                          T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

                          T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

                          T. ROWE PRICE TAX-FREE INCOME FUND, INC.

                          T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE FUND,
                          INC.

                          T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE BOND FUND, INC.

                          T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                          U.S. Treasury Intermediate Fund
                          U.S. Treasury Long-Term Fund
                          U.S. Treasury Money Fund

                          T. ROWE PRICE SUMMIT FUNDS, INC.on behalf of the:
                          T. Rowe Price Summit Cash Reserves Fund
                          T. Rowe Price Summit Limited-Term Bond Fund
                          T. Rowe Price Summit GNMA Fund

                          T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC. on behalf of the:
                          T. Rowe Price Summit Municipal Money Market Fund
                          T. Rowe Price Summit Municipal Intermediate Fund
                          T. Rowe Price Summit Municipal Income Fund





















          PAGE 22

          DATED:  ______________________    T. ROWE PRICE FUNDS

          ATTEST:

          /s/Patricia S. Butcher                /s/Carmen F. Deyesu
          ______________________________    BY: ___________________________
          Patricia S. Butcher,                  Carmen F. Deyesu
          Assistant Secretary
























































          PAGE 23
                                      APPENDIX A


          The following Funds are parties to this Agreement, and have so indicated their intention to be bound by such Agreement by executing the Agreement on the dates indicated thereon.
                              T. Rowe Price Adjustable Rate U.S. Government Fund, Inc.

                              T. Rowe Price Blue Chip Growth Fund, Inc.
                              T. Rowe Price Balanced Fund, Inc.

                              T. Rowe Price California Tax-Free Income
                              Trust on behalf of the
                                 California Tax-Free Bond Fund and
                                 California Tax-Free Money Fund
                              T. Rowe Price Capital Appreciation Fund

                              T. Rowe Price Capital Opportunity Fund, Inc.
                              T. Rowe Price Corporate Income Fund, Inc.

                              T. Rowe Price Dividend Growth Fund, Inc.
                              T. Rowe Price Equity Income Fund

                              T. Rowe Price Equity Series, Inc. on behalf of the:
                                 T. Rowe Price Equity Income Portfolio
                                 T. Rowe Price New America Growth Portfolio
                                 T. Rowe Price Personal Strategy Balanced
                                 Portfolio
                              T. Rowe Price Fixed Income Series, Inc. on behalf of the:
                                 T. Rowe Price Limited-Term Bond Portfolio

                              T. Rowe Price GNMA Fund
                              T. Rowe Price Growth & Income Fund, Inc.

                              T. Rowe Price Growth Stock Fund, Inc.
                              T. Rowe Price Health Sciences Fund, Inc.

                              T. Rowe Price High Yield Fund, Inc.























          PAGE 24
                              T. Rowe Price Index Trust, Inc. on behalf of the:
                                 T. Rowe Price Equity Index Fund
                              T. Rowe Price Institutional International
                              Funds, Inc. on behalf of the:
                                 Foreign Equity Fund

                              T. Rowe Price International Equity Fund, Inc.
                              T. Rowe Price International Funds, Inc. on behalf of the:
                                 T. Rowe Price International Bond Fund
                                 T. Rowe Price International Discovery Fund
                                 T. Rowe Price International Stock Fund
                                 T. Rowe Price European Stock Fund
                                 T. Rowe Price New Asia Fund
                                 T. Rowe Price Global Government Bond Fund
                                 T. Rowe Price Japan Fund
                                 T. Rowe Price Short-Term Global Income
                                 Fund
                                 T. Rowe Price Latin American Fund
                                 T. Rowe Price Emerging Markets Bond Fund
                                 T. Rowe Price Emerging Markets Stock Fund
                                 T. Rowe Price Global Stock Fund

                              T. Rowe Price Mid-Cap Growth Fund
                              T. Rowe Price New America Growth Fund

                              T. Rowe Price New Era Fund, Inc.
                              T. Rowe Price New Horizons Fund, Inc.

                              T. Rowe Price New Income Fund, Inc.
                              T. Rowe Price OTC Fund, Inc. on behalf of the:
                                 T. Rowe Price OTC Fund

                              T. Rowe Price Prime Reserve Fund, Inc.
                              T. Rowe Price Science & Technology Fund, Inc.

                              T. Rowe Price Short-Term Bond Fund, Inc.
                              T. Rowe Price Short-Term U.S. Government
                              Fund, Inc.

                              T. Rowe Price Small-Cap Value Fund, Inc.






















          PAGE 25
                              T. Rowe Price Spectrum Fund, Inc. on behalf of the:
                                 Spectrum Growth Fund
                                 Spectrum Income Fund
                              T. Rowe Price State Tax-Free Income Trust on behalf of the:
                                 Maryland Tax-Free Bond Fund,
                                 Maryland Short-Term Tax-Free Bond Fund
                                 New York Tax-Free Bond Fund and
                                 New York Tax-Free Money Fund
                                 New Jersey Tax-Free Bond Fund
                                 Virginia Tax-Free Bond Fund
                                 Virginia Short-Term Tax-Free Bond Fund
                                 Florida Insured Intermediate Tax-Free Bond
                                 Fund
                                 Georgia Tax-Free Bond Fund

                              T. Rowe Price Tax-Exempt Money Fund, Inc.

                              T. Rowe Price Tax-Free Insured Intermediate
                              Bond Fund, Inc.

                              T. Rowe Price Tax-Free High Yield Fund, Inc.

                              T. Rowe Price Tax-Free Income Fund, Inc.

                              T. Rowe Price Tax-Free Short-Intermediate
                              Fund, Inc.

                              T. Rowe Price U.S. Treasury Funds, Inc. on behalf of the:
                                 U.S. Treasury Intermediate Fund
                                 U.S. Treasury Long-Term Fund
                                 U.S. Treasury Money Fund

                              T. Rowe Price Summit Funds, Inc. on behalf of the:
                                 Summit Cash Reserves Fund
                                 Summit Limited-Term Bond Fund
                                 Summit GNMA Fund

























          PAGE 26
                              T. Rowe Price Summit Municipal Funds, Inc. on behalf of the:
                                 Summit Municipal Money Market Fund
                                 Summit Municipal Intermediate Fund
                                 Summit Municipal Income Fund

                              T. Rowe Price Value Fund, Inc.











































































          PAGE 27
                        FUND ACCOUNTING SERVICES FEE SCHEDULE

                                       Between

                            T. ROWE PRICE ASSOCIATES, INC.

                                         And

                               THE T. ROWE PRICE FUNDS



                         January 1, 1996 to December 31, 1996



































          PAGE 28
                              FUND ACCOUNTING SERVICES
                                  1996 FEE SCHEDULE


                              A.Fee Structure

                    1.   Base Fee

                         Domestic Funds                  $60,000 each
                         International Funds            $100,000 each
                         Spectrum Funds                  $45,000 each

                         Per Fund fee for basic recordkeeping
                         and financial reporting

                    2.   Individual Fund Fee

                         Total fees reflecting special     $  968,000
                         characteristics of each Fund

                    3.   Stock Lending Fee

                         Flat fee reflecting               $   75,000
                         monitoring of Security Lending Program

                    4.   Additional Funds

                         Domestic Funds                  $60,000 each
                         International Funds            $100,000 each
                         Spectrum Funds                  $45,000 each

               B. Total Cost Per Fund

                   Growth Stock Fund                        $  104,000
                   New Horizons Fund                            95,000
                   Equity Income Fund                           85,000
                   New Era Fund                                 72,000
                   International Stock Fund                    115,000
                   Growth & Income Fund                         85,000
                   New America Growth Fund                      70,000
                   Capital Appreciation Fund                    85,000
                   Small-Cap Value Fund                         60,000
                   Foreign Equity Fund                         105,000
                   International Discovery Fund                125,000
                   Science & Technology Fund                    70,000




















          PAGE 29
                   High Yield Fund                             165,000
                   Tax-Free Income Fund                        110,000
                   New Income Fund                             100,000
                   Tax-Free High Yield Fund                    110,000
                   European Stock Fund                         100,000
                   Equity Index Fund                            60,000
                   New Asia Fund                               110,000
                   Spectrum Growth Fund                         45,000
                   GNMA Fund                                   120,000
                   International Bond Fund                     125,000
                   Balanced Fund                                90,000
                   Maryland Bond Fund                           81,000
                   Tax-Free Short Intermediate Fund             90,000
                   Short-Term Bond Fund                        120,000
                   California Bond Fund                         72,000
                   New York Bond Fund                           72,000
                   U.S. Treasury Short-Intermediate Fund        60,000
                   U.S. Treasury Long-Term Bond Fund            60,000
                   Spectrum Income Fund                         45,000
                   Prime Reserve Fund                           85,000
                   Tax-Exempt Money Fund                        93,000
                   U.S. Treasury Money Fund                     60,000
                   California Money Fund                        67,000
                   New York Money Fund                          67,000
                   Short-Term U.S. Government Fund             100,000
                   Virginia Bond Fund                           65,000
                   New Jersey Bond Fund                         65,000
                   Global Government Bond Fund                 100,000
                   OTC Fund                                     85,000
                   Japan Fund                                  100,000
                   Mid-Cap Growth Fund                          60,000
                   Short-Term Global Fund                      110,000
                   Maryland Short-Term Tax-Free Bond Fund       65,000
                   Florida Insured Intermediate Tax-Free Fund   65,000
                   Georgia Tax-Free Bond Fund                   65,000
                   Tax-Free Insured Intermediate Bond Fund      65,000
                   Blue Chip Growth Fund                        60,000
                   Dividend Growth Fund                         65,000
                   Latin America Fund                          110,000
                   Summit Cash Reserve Fund                     60,000
                   Summit Limited-Term Bond Fund                60,000
                   Summit GNMA Fund                             60,000
                   Summit Municipal Money Market Fund           60,000
                   Summit Municipal Intermediate Fund           60,000
                   Summit Municipal Income Fund                 60,000




















          PAGE 30
                   International Stock Portfolio               100,000
                   Personal Strategy Income Fund                70,000
                   Equity Income Portfolio                      60,000
                   Personal Strategy Balanced Fund              70,000
                   New America Growth Portfolio                 60,000
                   Personal Strategy Growth Fund                70,000
                   Limited-Term Bond Portfolio                  60,000
                   Value Fund                                   60,000
                   Virginia Short-Term Tax Free Bond Fund       60,000
                   Capital Opportunity Fund                     60,000
                   Emerging Markets Bond Fund                  100,000
                   Personal Strategy Balanced Portfolio         60,000
                   Corporate Income Fund                        70,000
                   Global Stock Fund                           100,000
                   Heath Sciences Fund                          60,000


               IN WITNESS WHEREOF, T. Rowe Price Funds and T. Rowe Price Associates, Inc. have agreed upon this fee schedule to be executed in their names and on their behalf through their duly authorized officers:


          T. ROWE PRICE FUNDS                T. ROWE PRICE ASSOCIATES, INC.

                 /s/Carmen F. Deyesu                /s/Alvin M. Younger
          Name   _________________________   Name   ______________________
                 Carmen F. Deyesu                   Alvin M. Younger

          Title  Treasurer                   Title  Treasurer and Managing
                                                    Director

          Date   _________________________   Date   ______________________
































          PAGE 31
                                   AMENDMENT NO. 1

                                      AGREEMENT
                                       between
                            T. ROWE PRICE ASSOCIATES, INC.
                                         and
                               THE T. ROWE PRICE FUNDS
                                         for
                               FUND ACCOUNTING SERVICES

                 The Agreement for Fund Accounting Services of January 1,

          1996, between T. Rowe Price Associates, Inc. and each of the

          Parties listed on Appendix A thereto is hereby amended, as of

          April 24, 1996, by adding thereto the T. Rowe Price Mid-Cap Value

          Fund, Inc. and Mid-Cap Equity Growth Fund, a separate series of the Institutional Domestic Equity Funds, Inc.

                             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC., now known as T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

                             T. ROWE PRICE BALANCED FUND, INC.

                             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

                             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME
                             TRUST
                             California Tax-Free Bond Fund
                             California Tax-Free Money Fund

                             T. ROWE PRICE CAPITAL APPRECIATION FUND

                             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

                             T. ROWE PRICE CORPORATE INCOME FUND, INC.

                             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.

                             T. ROWE PRICE EQUITY INCOME FUND





















          PAGE 32
                             T. ROWE PRICE EQUITY SERIES, INC.
                             T. Rowe Price Equity Income Portfolio
                             T. Rowe Price New America Growth Portfolio
                             T. Rowe Price Personal Strategy Balanced
                             Portfolio

                             T. ROWE PRICE FIXED INCOME SERIES, INC.
                             T. Rowe Price Limited-Term Bond Portfolio

                             T. ROWE PRICE GNMA FUND

                             T. ROWE PRICE GROWTH & INCOME FUND, INC.

                             T. ROWE PRICE GROWTH STOCK FUND, INC.

                             T. ROWE PRICE HEALTH SCIENCES FUND, INC.

                             T. ROWE PRICE HIGH YIELD FUND, INC.

                             T. ROWE PRICE INDEX TRUST, INC.
                             T. Rowe Price Equity Index Fund

                             INSTITUTIONAL DOMESTIC EQUITY FUNDS, INC.
                             Mid-Cap Equity Growth Fund

                             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                             Foreign Equity Fund

                             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.

                             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                             T. Rowe Price International Bond Fund
                             T. Rowe Price International Discovery Fund
                             T. Rowe Price International Stock Fund
                             T. Rowe Price European Stock Fund
                             T. Rowe Price New Asia Fund
                             T. Rowe Price Global Government Bond Fund
                             T. Rowe Price Japan Fund
                             T. Rowe Price Short-Term Global Income Fund
                             T. Rowe Price Latin America Fund
                             T. Rowe Price Emerging Markets Bond Fund
                             T. Rowe Price Emerging Markets Stock Fund
                             T. Rowe Price Global Stock Fund






















          PAGE 33
                             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                             T. Rowe Price International Stock Portfolio

                             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

                             T. ROWE PRICE MID-CAP VALUE FUND, INC.

                             T. ROWE PRICE NEW AMERICA GROWTH FUND

                             T. ROWE PRICE NEW ERA FUND, INC.

                             T. ROWE PRICE NEW HORIZONS FUND, INC.

                             T. ROWE PRICE NEW INCOME FUND, INC.

                             T. ROWE PRICE OTC FUND, INC.
                             T. Rowe Price OTC Fund

                             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                             T. Rowe Price Personal Strategy Balanced Fund
                             T. Rowe Price Personal Strategy Growth Fund
                             T. Rowe Price Personal Strategy Income Fund

                             T. ROWE PRICE PRIME RESERVE FUND, INC.

                             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

                             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

                             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

                             T. ROWE PRICE SPECTRUM FUND, INC.
                             Spectrum Growth Fund
                             Spectrum Income Fund

                             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                             Maryland Tax-Free Bond Fund
                             Maryland Short-Term Tax-Free Bond Fund
                             New York Tax-Free Bond Fund
                             New York Tax-Free Money Fund
                             New Jersey Tax-Free Bond Fund
                             Virginia Tax-Free Bond Fund
                             Virginia Short-Term Tax-Free Bond Fund
                             Florida Insured Intermediate Tax-Free Fund
                             Georgia Tax-Free Bond Fund




















          PAGE 34
                             T. ROWE PRICE SUMMIT FUNDS, INC.
                             T. Rowe Price Summit Cash Reserves Fund
                             T. Rowe Price Summit Limited-Term Bond Fund
                             T. Rowe Price Summit GNMA Fund

                             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                             T. Rowe Price Summit Municipal Money Market
                             Fund
                             T. Rowe Price Summit Municipal Intermediate
                             Fund
                             T. Rowe Price Summit Municipal Income Fund

                             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

                             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

                             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

                             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE
                             BOND FUND, INC.

                             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE
                             FUND, INC.

                             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                             U.S. Treasury Intermediate Fund
                             U.S. Treasury Long-Term Fund
                             U.S. Treasury Money Fund

                             T. ROWE PRICE VALUE FUND, INC.

          Attest:

          /s/Patricia S. Butcher        /s/Carmen F. Deyesu
          ________________________      ___________________________________
          Patricia S. Butcher,          By:  Carmen F. Deyesu
          Assistant Secretary

          Attest:                       T. ROWE PRICE ASSOCIATES, INC.

          /s/Barbara A. Van Horn        /s/Henry H. Hopkins
          ________________________      ___________________________________
          Barbara A. Van Horn,          By:  Henry H. Hopkins,
          Assistant Secretary                Managing Director





















          PAGE 35
                                   AMENDMENT NO. 2

                                      AGREEMENT
                                       between
                            T. ROWE PRICE ASSOCIATES, INC.
                                         and
                               THE T. ROWE PRICE FUNDS
                                         for
                               FUND ACCOUNTING SERVICES

               The Agreement for Fund Accounting Services of January 1,

          1996, as amended April 24, 1996, between T. Rowe Price

          Associates, Inc. and each of the Parties listed on Appendix A thereto is hereby further amended, as of August 2, 1996, by adding thereto the T. Rowe Price Financial Services, Inc., Mid-

          Cap Growth Portfolio, a separate series of the T. Rowe Price

          Equity Series, Inc. and Prime Reserve Portfolio, a separate series of the T. Rowe Price Fixed Income Series, Inc.

                             T. ROWE PRICE ADJUSTABLE RATE U.S. GOVERNMENT FUND, INC., now known as T. ROWE PRICE SHORT-TERM U.S. GOVERNMENT FUND, INC.

                             T. ROWE PRICE BALANCED FUND, INC.

                             T. ROWE PRICE BLUE CHIP GROWTH FUND, INC.

                             T. ROWE PRICE CALIFORNIA TAX-FREE INCOME
                             TRUST
                             California Tax-Free Bond Fund
                             California Tax-Free Money Fund

                             T. ROWE PRICE CAPITAL APPRECIATION FUND

                             T. ROWE PRICE CAPITAL OPPORTUNITY FUND, INC.

                             T. ROWE PRICE CORPORATE INCOME FUND, INC.

                             T. ROWE PRICE DIVIDEND GROWTH FUND, INC.



















          PAGE 36
                             T. ROWE PRICE EQUITY INCOME FUND

                             T. ROWE PRICE EQUITY SERIES, INC.
                             T. Rowe Price Equity Income Portfolio
                             T. Rowe Price New America Growth Portfolio
                             T. Rowe Price Mid-Cap Growth Portfolio
                             T. Rowe Price Personal Strategy Balanced
                             Portfolio

                             T. ROWE PRICE FINANCIAL SERVICES FUND, INC.

                             T. ROWE PRICE FIXED INCOME SERIES, INC.
                             T. Rowe Price Limited-Term Bond Portfolio
                             T. Rowe Price Prime Reserve Portfolio

                             T. ROWE PRICE GNMA FUND

                             T. ROWE PRICE GROWTH & INCOME FUND, INC.

                             T. ROWE PRICE GROWTH STOCK FUND, INC.

                             T. ROWE PRICE HEALTH SCIENCES FUND, INC.

                             T. ROWE PRICE HIGH YIELD FUND, INC.

                             T. ROWE PRICE INDEX TRUST, INC.
                             T. Rowe Price Equity Index Fund

                             INSTITUTIONAL DOMESTIC EQUITY FUNDS, INC.
                             Mid-Cap Equity Growth Fund

                             INSTITUTIONAL INTERNATIONAL FUNDS, INC.
                             Foreign Equity Fund

                             T. ROWE PRICE INTERNATIONAL EQUITY FUND, INC.






























          PAGE 37
                             T. ROWE PRICE INTERNATIONAL FUNDS, INC.
                             T. Rowe Price International Bond Fund
                             T. Rowe Price International Discovery Fund
                             T. Rowe Price International Stock Fund
                             T. Rowe Price European Stock Fund
                             T. Rowe Price New Asia Fund
                             T. Rowe Price Global Government Bond Fund
                             T. Rowe Price Japan Fund
                             T. Rowe Price Short-Term Global Income Fund
                             T. Rowe Price Latin America Fund
                             T. Rowe Price Emerging Markets Bond Fund
                             T. Rowe Price Emerging Markets Stock Fund
                             T. Rowe Price Global Stock Fund
                             T. ROWE PRICE INTERNATIONAL SERIES, INC.
                             T. Rowe Price International Stock Portfolio

                             T. ROWE PRICE MID-CAP GROWTH FUND, INC.

                             T. ROWE PRICE MID-CAP VALUE FUND, INC.

                             T. ROWE PRICE NEW AMERICA GROWTH FUND

                             T. ROWE PRICE NEW ERA FUND, INC.

                             T. ROWE PRICE NEW HORIZONS FUND, INC.

                             T. ROWE PRICE NEW INCOME FUND, INC.

                             T. ROWE PRICE OTC FUND, INC.
                             T. Rowe Price OTC Fund

                             T. ROWE PRICE PERSONAL STRATEGY FUNDS, INC.
                             T. Rowe Price Personal Strategy Balanced Fund
                             T. Rowe Price Personal Strategy Growth Fund
                             T. Rowe Price Personal Strategy Income Fund

                             T. ROWE PRICE PRIME RESERVE FUND, INC.

                             T. ROWE PRICE SCIENCE & TECHNOLOGY FUND, INC.

                             T. ROWE PRICE SHORT-TERM BOND FUND, INC.

                             T. ROWE PRICE SMALL-CAP VALUE FUND, INC.

                             T. ROWE PRICE SPECTRUM FUND, INC.
                             Spectrum Growth Fund
                             Spectrum Income Fund


















          PAGE 38

                             T. ROWE PRICE STATE TAX-FREE INCOME TRUST
                             Maryland Tax-Free Bond Fund
                             Maryland Short-Term Tax-Free Bond Fund
                             New York Tax-Free Bond Fund
                             New York Tax-Free Money Fund
                             New Jersey Tax-Free Bond Fund
                             Virginia Tax-Free Bond Fund
                             Virginia Short-Term Tax-Free Bond Fund
                             Florida Insured Intermediate Tax-Free Fund
                             Georgia Tax-Free Bond Fund

                             T. ROWE PRICE SUMMIT FUNDS, INC.
                             T. Rowe Price Summit Cash Reserves Fund
                             T. Rowe Price Summit Limited-Term Bond Fund
                             T. Rowe Price Summit GNMA Fund

                             T. ROWE PRICE SUMMIT MUNICIPAL FUNDS, INC.
                             T. Rowe Price Summit Municipal Money Market
                             Fund
                             T. Rowe Price Summit Municipal Intermediate
                             Fund
                             T. Rowe Price Summit Municipal Income Fund

                             T. ROWE PRICE TAX-EXEMPT MONEY FUND, INC.

                             T. ROWE PRICE TAX-FREE HIGH YIELD FUND, INC.

                             T. ROWE PRICE TAX-FREE INCOME FUND, INC.

                             T. ROWE PRICE TAX-FREE INSURED INTERMEDIATE
                             BOND FUND, INC.

                             T. ROWE PRICE TAX-FREE SHORT-INTERMEDIATE
                             FUND, INC.

                             T. ROWE PRICE U.S. TREASURY FUNDS, INC.
                             U.S. Treasury Intermediate Fund
                             U.S. Treasury Long-Term Fund
                             U.S. Treasury Money Fund

























          PAGE 39
                             T. ROWE PRICE VALUE FUND, INC.

          Attest:

          /s/Patricia S. Butcher     /s/Carmen F. Deyesu
          ________________________   ___________________________________
          Patricia S. Butcher,       By: Carmen F. Deyesu
          Assistant Secretary

          Attest:                    T. ROWE PRICE ASSOCIATES, INC.

          /s/Barbara A. Van Horn     /s/Henry H. Hopkins
          ________________________   ___________________________________
          Barbara A. Van Horn,       By: Henry H. Hopkins,
          Assistant Secretary            Managing Director